John Hancock Declaration Funds
                 Supplement to the Prospectus Dated May 1, 2001


John Hancock V.A. Relative Value Fund

On November 20, 2001, the Fund's Trustees voted to change the investment objective of the John Hancock V.A. Relative Value Fund effective May 1, 2002.

The first sentence in the "Goal and Strategy" section will be deleted and replaced with the following:

The fund seeks long-term capital appreciation.


November 21, 2001